SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

      Date of Report (Date of Earliest Event Reported): October 29, 1999

    000-24478                                      38-3073622
(Commission File No.)                    (IRS Employer Identification No.)


                            DEARBORN BANCORP, INC.
            (Exact name of registrant as specified in its charter)

                     22290 Michigan Avenue, Dearborn, MI
                   (Address of Principal Executive Offices)

                                    48124
                                  (Zip Code)

                                (313) 274-1000
             (Registrant's Telephone Number, Including Area Code)


Item 4. Changes in Registrant's Certifying Accountant

On October 29, 1999, the Registrant dismissed the firm of Grant Thornton LLP as independent certified public accountants of the Registrant.

The change in independent certified public accountants was approved by the Board of Directors on October 21, 1999.

Grant Thornton LLP performed audits of the financial statements for the five years ended December 31, 1998. Their reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 1998 and from December 31, 1998 through the effective date of the Grant Thornton LLP termination, there have been no disagreements between the Registrant and Grant Thornton LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused Grant Thornton LLP to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 1998 and from December 31, 1998 until the effective date of the dismissal of Grant Thornton LLP, Grant Thornton LLP did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;






2. The information had come to Grant Thornton LLP's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to Grant Thornton LLP's attention that if further investigated (i) may materially impact the fairness or reliability of either a previously issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, Grant Thornton LLP did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to Grant Thornton LLP's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

Grant Thornton LLP has furnished a letter to the SEC dated November 1, 1999 stating that it agrees with the above statements, and is attached hereto as
Exhibit 1.

On October 29, 1999, the Registrant engaged the firm of Crowe, Chizek and Company LLP as independent certified public accountants for the Registrant.

During the two years ended December 31, 1998 and from December 31, 1998 through the engagement of Crowe, Chizek and Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there were no discussions with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements or any related item.

Item 7.    Financial Statements and Exhibits

           (a)  Exhibits
                1. Letter of Grant Thornton LLP dated November 1, 1999.